Exhibit 99.1

CONFIDENTIAL

April 14, 2010

Relational Investors LLC

12400 High Bluff Drive, Suite 600

San Diego, CA 92130

Gentlemen:

This letter constitutes the amended and restated agreement (the “Agreement”) between Genzyme Corporation, a Massachusetts corporation (the “Company”), on the one hand, and Relational Investors LLC (“Investor”) and each of the other individuals and entities set forth on the signature pages hereto (the “Investor Affiliates,” and together with Investor, the Investor Affiliates, and the Affiliates and Associates of each of the foregoing, the “Investor Group”), on the other hand, with respect to the matters set forth below, replacing and superseding the letter agreement dated January 6, 2010:

1.             The Board of Directors of the Company (the “Board”) shall, effective as of the date of this Agreement, take all necessary action to increase the size of the Board by one and contemporaneously fill such vacancy on the Board with Ralph V. Whitworth (“Nominee”), to serve as a director of the Company with a term expiring at the Company’s 2010 annual meeting of shareholders (the “2010 Annual Meeting”).  Thereafter, the Company shall nominate and recommend the Company’s shareholders vote for the election of Nominee for the 2010 Annual Meeting and the Company’s 2011 annual meeting of shareholders (“2011 Annual Meeting”); provided, that Nominee consents to being named as a nominee in the Company’s proxy statement for the 2010 Annual Meeting and 2011 Annual Meeting and agrees to serve as a director if elected.  The Investor Group shall supply the Nominating and Corporate Governance Committee of the Board with a list of one or more persons for consideration by the Nominating and Corporate Governance Committee for appointment to the Board (the “Independent Director”).  Such candidate(s) for Independent Director shall have expertise and experience in pharmaceutical and/or biologics manufacturing and/or quality control operations and shall have no previous material business or personal relationship with the Company or the Investor Group.  The Nominating and Corporate Governance Committee shall recommend one such candidate for Independent Director for appointment by the Board; provided, however, if the Nominating and Corporate Governance Committee determines that any such candidate does not meet the Company’s independence standards or is otherwise unqualified the Investor Group shall have the opportunity to propose alternative candidate(s) for immediate appointment.  The Company and the Investor Group anticipate that the Independent Director would fill a vacancy created by an increase in the size of the Board.

2.             Conditioned upon Nominee joining the Board, the Board shall appoint Nominee to serve as a member of the Compensation Committee of the Board and as a member of the Nominating and Corporate Governance Committee of the Board.  In addition, the Board shall establish a Strategic Planning and Capital Allocation Committee which Nominee shall chair.  As long as Nominee serves as a director of the Company in accordance with the provisions of this Agreement, the Nominee shall serve on each of the three Committees listed in this Paragraph 2; provided further, that Nominee shall serve as the chair of the Strategic Planning and Capital Allocation Committee at least until the Company’s 2013 annual meeting of shareholders. The Company shall provide Nominee with all written materials furnished to members of each committee of the Board.

3.             During the term of this Agreement, the members of the Investor Group shall publicly support and recommend that the Company’s shareholders vote for the election of each of the Board’s nominees at each meeting of the Company’s shareholders at which directors are to be elected, and each member of the Investor Group shall cause all Voting Securities that it is entitled to vote at each such shareholders’ meeting (whether held of record or beneficially) to be present for quorum purposes and to be voted in favor of the election of each of the Board’s nominees, including the individuals nominated by the Board to stand for election at the Company’s 2010 Annual Meeting.

4.             Except as otherwise requested by the Board, each member of the Investor Group shall cause all Voting Securities that it is entitled to vote at the 2010 Annual Meeting to be voted in accordance with the Board’s recommendation with respect to any proposal submitted to Company shareholders at such meeting.

5.             Other than Nominee acting in his capacity as a director of the Company, during the term of this Agreement, the Investor Group agrees that, except as otherwise specifically provided in this Agreement, no member of the Investor Group shall, in any way or in any capacity, directly or indirectly:

a.     make, participate in or encourage any “solicitation” (as such term is used in the proxy rules of the Securities and Exchange Commission (the “SEC”)) of proxies or consents with respect to the election or removal of directors or any other matter or proposal or seek to advise, encourage or influence any Person with respect to the voting of any Voting Securities;

b.     initiate, propose or otherwise “solicit” (as such term is used in the proxy rules of the SEC) shareholders of the Company for the approval of any shareholder proposal or cause or encourage any Person to initiate any such shareholder proposal; or seek to call, or to request the call of, or call a special meeting of the shareholders of the Company; or make a request for a list of the Company’s shareholders or other Company records;

c.     seek election or appointment to, or representation on, or nominate or propose the nomination of any candidate to the Board, including any nomination of any candidate to stand for election to the Board at the 2010 Annual Meeting, other than as set forth in this Agreement; or seek the removal of any member of the Board;

d.     form or join in a partnership, limited partnership, syndicate or other group, including, without limitation, a group as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to any Voting Securities, or deposit any Voting Securities into a voting trust or subject any Voting Securities to any voting agreement, other than solely with other members of the Investor Group with respect to Voting Securities now or hereafter owned by them;

e.     act alone or in concert with others to control or seek to control, or influence or seek to influence, the management, the Board or the policies of the Company;

f.      with respect to the Company or the Voting Securities, (i) otherwise communicate with the Company’s shareholders or others pursuant to Rule 14a-1(l)(2)(iv) under the Exchange Act or (ii) participate in, or take any action pursuant to, any “shareholder access” proposal that may be adopted by the SEC, whether in accordance with proposed Rule 14a-11 or otherwise;

g.     acquire, offer or propose to acquire, or agree to acquire (except by way of stock dividends, stock splits, reverse stock splits or other distributions or offerings made available to holders of any Voting Securities generally), whether by purchase, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other group (as defined under Section 13(d) of the Exchange Act) or otherwise, any Voting Securities if, as a result of such acquisition, the members of the Investor Group would beneficially own in the aggregate in excess of 9.9% of the then outstanding Voting Securities;

h.     seek, propose, or make any statement with respect to any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities, dissolution, liquidation, restructuring, recapitalization or similar transactions of or involving the Company or any of its Affiliates or Associates;

i.      have any discussions or communications, or enter into any arrangements, understanding or agreements (whether written or oral) with, or advise, finance, assist or encourage, any other Person in connection with any of the foregoing, or make any investment in or enter into any arrangement with any other Person that engages, or offers or proposes to engage, in any of the foregoing;

j.      make or disclose any statement regarding any intent, purpose, plan or proposal with respect to the Board, the Company, its management, policies or affairs or any of its securities or assets or this Agreement, that is inconsistent with the provisions of this Agreement, including any intent, purpose, plan or proposal that is conditioned on, or would require waiver, amendment, nullification or invalidation of, any provision of this Agreement or take any action that could require the Company to make any public disclosure relating to any such intent, purpose, plan, proposal or condition; or

k.     otherwise take, or solicit, cause or encourage others to take, any action inconsistent with any of the foregoing.

6.             Nominee agrees, during the term of any service as a director of the Company, to comply with all policies, procedures, processes, codes, rules, standards and guidelines applicable to members of the Board, including, without limitation, the Company’s code of conduct, insider trading policy, and corporate governance guidelines.  Nominee agrees, during the term of any service as a director of the Company, to keep confidential and not publicly disclose discussions and matters considered in meetings of the Board and Board committees, unless previously disclosed publicly by the Company.

7.             Notwithstanding anything to the contrary in this Agreement, Nominee, during the term of any service as a director of the Company, shall not be prohibited from acting in his capacity as a director and complying with his fiduciary duties as a director of the Company, all in accordance with the agreement set forth in paragraph 6.

8.             As soon as reasonably practicable following the execution of this Agreement, the Company and Investor will issue a joint press release in the form attached as Exhibit A (the “Press Release”).  Neither the Company nor the Investor Group will make any public statements (including in any filing with the SEC, any other regulatory or governmental agency, or any stock exchange) that are inconsistent with, or otherwise contrary to, the statements in the Press Release.

Each party hereto shall refrain from disparaging, impugning, or taking any action reasonably likely to damage the reputation of the other party or the directors or officers of the Company.  The foregoing shall not apply to any compelled testimony or production of information, either by legal process, subpoena, or as part of a response to a request for information from any governmental authority with jurisdiction over the party from whom information is sought.

9.             Each member of the Investor Group represents and warrants that:

a.     This Agreement has been duly authorized, executed and delivered by it and is a valid and binding obligation of such individual or entity, enforceable against such individual or entity in accordance with its terms.

b.     As of the date of this Agreement, they, collectively, beneficially own an aggregate of 10,622,708 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and such Common Stock constitutes all of the Voting Securities of the Company beneficially owned by the members of the Investor Group.

c.     They collectively own, and at all times during the prior three (3) years have at all times owned, less than 5% of the outstanding Common Stock.

d.     They (i) do not, directly or indirectly, own, beneficially or of record, any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to the Common Stock or with a value derived in whole or in part from the value of the Common Stock, whether or not such instrument or right shall be subject to settlement in shares of Common Stock or otherwise (each, a “Derivative Instrument”) or have any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of Common Stock; (ii) are not party to any proxy, contract, arrangement, understanding or relationship pursuant to which any of them has a right to vote any securities of the corporation, and (iii) do not have a right to any performance-related fees (other than an asset-based fee) based on any increase or decrease in the value of the shares of Common Stock or Derivative Instruments.

e.     Each member of the Investor Group is controlled by Investor.

10.           The Company hereby represents that this Agreement has been duly authorized, executed and delivered by it and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

11.           The date on which this Agreement, including the covenants and agreements contained in paragraph 5 above, shall terminate is referred to herein as the “Termination Date.”  Subject to Paragraph 2 of this Agreement, the Termination Date shall be the earlier of (a) the Company’s 2013 Annual Meeting of Shareholders, or (b) the first date following June 16, 2010 on which Nominee is not on the Board.  Nominee covenants and agrees to offer to tender his resignation from the Board within five (5) business days of (a) Investor and the Investor Affiliates ceasing to own at least 1% of the then outstanding shares of Common Stock or (b) a breach of this Agreement by a member of the Investor Group.  Notwithstanding the foregoing, if Nominee is a director and the Board determines to not nominate Nominee for reelection to the Board at the 2012 Annual Meeting of Shareholders  or at any subsequent annual meeting, the Company shall give Nominee and Investor notice of such determination not less than thirty (30) days prior to the last day of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at such meeting; and in that event the Termination Date shall be the date of such notice.

12.           As used in this Agreement, (a) the term “Person” shall be interpreted broadly to include, among others, any individual, general or limited partnership, corporation, limited liability or unlimited liability company, joint venture, estate, trust, group, association or other entity of any kind or structure; (b) the terms “Affiliate” and “Associate” shall have the meanings set forth in Rule 12b-2 under the Exchange Act and shall include Persons who become Affiliates or Associates of any Person subsequent to the date of this Agreement; (c) the term “Voting Securities” shall mean the shares of Common Stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, such common stock or other securities, whether or not subject to the passage of time or other contingencies; and (d) the term “business day” shall mean any day other than a Saturday, Sunday or a day on which banks in New York City are authorized or obligated by applicable law or executive order to close or are otherwise generally closed.

13.           The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy.  Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to an injunction without posting a bond or other undertaking restraining any violation or threatened violation of the provisions of this Agreement.  In the event that any action shall be brought in equity to enforce the provisions of the Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law.

14.           This Agreement constitutes the only agreement between the Investor Group and the Company with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign or otherwise transfer either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Any purported transfer requiring consent without such consent shall be void. No amendment, modification, supplement or waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party or parties hereto affected thereby, and then only in the specific instance and for the specific purpose stated therein. Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

15.           If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.  The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the purposes of such invalid or unenforceable provision.

16.           This Agreement, and any dispute arising out of, relating to or in connection with this Agreement shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without giving effect to principles of conflict of laws that would require the application of the law of a different jurisdiction. The parties irrevocably and unconditionally submit to the jurisdiction of the Massachusetts Superior Court in Suffolk County and waive any objection to transferring any action, suit or proceeding arising out of, relating to, or in connection with this Agreement to the Business Litigation Session of the Massachusetts Superior Court.

17.           This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other Persons.

18.           Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when delivered in person, by overnight courier, by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

If to Company:

Genzyme Corporation
500 Kendall Street
Cambridge, MA 02142
Attn: Secretary
Telephone:	617-768-6882
Facsimile:	617-768-9594

If to the Investor Group:

Relational Investors LLC
12400 High Bluff Drive, Suite 600
San Diego, CA 92130
Attn: Kathleen Carney
Phone:	858-704-3423
Fax:	858-704-3347

Any party may by notice given in accordance with this paragraph 18 to the other parties designate updated information for notices hereunder.

19.           Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each party hereto and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party hereto that drafted or prepared it is of no application and is hereby expressly waived by each of the parties, and any controversy over interpretations of this Agreement shall be decided without regard to events of drafting or preparation.

20.           This Agreement may be executed by the parties hereto in separate counterparts (including by fax and ..pdf), each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the terms of this Agreement are in accordance with your understandings with the Company, please sign and return the enclosed duplicate of this Agreement, whereupon this Agreement shall constitute a binding agreement among us.

Very truly yours,

GENZYME CORPORATION

By:	/s/ Peter Wirth
Name: Peter Wirth
Title: Executive Vice President

Acknowledged and agreed to as of the date

first written above:

RELATIONAL INVESTORS LLC

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RELATIONAL INVESTORS LLC On behalf of the following:

RELATIONAL INVESTORS, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RELATIONAL FUND PARTNERS, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RELATIONAL COAST PARTNERS, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RH FUND 1, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RELATIONAL INVESTORS III, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RH FUND 4, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RH FUND 6, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RELATIONAL INVESTORS VIII, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RELATIONAL INVESTORS IX, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RELATIONAL INVESTORS X, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RELATIONAL INVESTORS XV, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RELATIONAL INVESTORS XVI, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RELATIONAL INVESTORS ALPHA FUND I, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RELATIONAL INVESTORS XX, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RELATIONAL INVESTORS XXII, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RELATIONAL INVESTORS XXIII, L.P.

By:	/s/ Ralph V. Whitworth
Name: Ralph V. Whitworth
Title: Principal

RALPH V. WHITWORTH

/s/ Ralph V. Whitworth